UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2015

Date of reporting period: January 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Semi-Annual Report

January 31, 2015

Investment Adviser:

Abbot Downing Investment Advisors

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-333-0246; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

TO OUR SHAREHOLDERS

(Period 8/01/2014 to 1/31/2015)

For the six months ended January 31, 2015, the Clear River Fund (the “Fund”) declined 1.3%. The Fund’s benchmark, a mix of 70% of the Russell 3000 Index and 30% of the MSCI EAFE Index, rose 0.9% for the same period. The Russell 3000 advanced 4.4% while the MSCI EAFE index lost 7.0%.

The most important macro factor that impacted global stock markets was the dramatic fall in the price of oil. Oil plunged roughly 50% during the six month period due to excess global supply and weak economic growth in international economies. In a surprise move, OPEC decided to maintain current production levels instead of cutting production, which exacerbated the price decline. Energy stocks around the world posted double digit price declines.

Stock markets in the U.S. were somewhat bumpy during the six month period, but ended higher than where they started. Large cap stocks, as measured by the S&P 500 index, rose 4.4%, while smaller stocks, represented by the Russell 2000, gained 4.7%. Stocks got off to a strong start in August, but then sold off in late September and into October. Concerns over weak economic growth overseas and fears of the spreading Ebola virus in the U.S. drove stocks downward. The correction was short-lived, however, and stocks rallied to reach record highs in the last week of December. Sparking the turnaround was the suggestion by the Federal Reserve that it might maintain low interest rates for longer than expected. The Federal Reserve did end its quantitative easing program, but this action was widely expected by the market. As in 2014, investors took profits in January and stocks finished the period a little off their highs.

In local currency terms, international stock markets performed better than U.S. equities. The MSCI EAFE index rose 6.0% in local currency for the six months ended in January. However, the U.S. Dollar advanced 16.3% during the period (based on the WSJ Dollar Index), driving the EAFE index down 7.0% in dollar terms. The U.S. economy has performed relatively better than international economies and therefore has attracted more capital. International central banks have eased monetary policy in order to kick-start their economies, but lower interest rates puts pressure on their currencies. The Bank of Japan increased their quantitative easing program at the end of October and now the European Central Bank has begun their own asset purchasing program. Asian stock markets fared better than European markets as the MSCI Pacific index dropped 5.9% in dollars versus a decline of 7.6% for

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

the MSCI Europe index. Emerging country stock markets declined more than developed markets with the MSCI Emerging Markets index falling 9.1%.

Four distinct investment strategies make up the Clear River Fund: Select Domestic Equity (U.S. large cap), Select Income Equity (also U.S. large cap), Small Cap Equity, and International Equity. The Small Cap Equity strategy posted the best return of the four for the last six months, rising 2.6%. Smaller stocks in the U.S. did perform slightly better than large cap stocks during the period, providing a tailwind for the Small Cap Equity strategy. The Select Domestic Equity strategy rose 0.6% and the Select Income Equity strategy was flat (0.0%) for the period. The International Equity strategy declined 4.8% for the trailing six months, but outperformed the MSCI EAFE index. The exposure to Japan and Europe within the International Equity strategy was mostly hedged against the falling Yen and Euro, which benefitted the strategy’s relative performance.

The three domestic equity strategies lagged their respective benchmarks due to poor stock selection across several sectors. The Fund’s stocks within the Consumer Staples, Energy, Healthcare, and Information Technology groups underperformed those sectors within the benchmark. In Consumer Staples, Tesco PLC, the largest food retailer in the U.K., fell 15% as it suffered from competitive pressures and accounting issues. Apache Corporation, an exploration and production company within the Energy sector, declined 39% due to the drop in oil prices. Energy was the worst performing sector in the benchmark. Healthcare was the best performing sector within the benchmark, and the Fund’s stocks posted positive returns, but did not keep pace with the benchmark. Air Methods was the biggest drag in Healthcare, losing 17% during the period due to reporting lower than expected patient transports during third quarter. Several Information Technology stocks lost money during the period including CSG Systems (-5%), QUALCOMM (-14%), SAP (-17%), and WEX (-15%). The Fund’s holdings in the Consumer Discretionary sector benefitted relative performance as they outperformed the benchmark as a group. GNC Corp. (+36%), NIKE (+20%), and V.F. Corp. (+14%) were the leading stocks in that area. Consumer stocks performed well as lower oil prices did boost discretionary spending worldwide.

The Fund bought and sold several stocks during the six month period. The Fund initiated new positions in FMC Technologies Inc., an oil field service provider; MaxLinear Inc., a semiconductor producer; and PRA Group, a buyer of non-performing consumer debt. The Fund also swapped its position in the iShares MSCI EMU ETF for the Wisdom Tree Europe Hedged Equity Fund. Both of

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

these ETFs hold stocks exposed to Europe, but the Wisdom Tree Fund hedges its Euro exposure versus the U.S. dollar. Mettler-Toledo International was sold due to valuation reasons and McDonald’s Corp. was sold due to deteriorating fundamentals. MasTec Inc., BG Group PLC, Tesco PLC, and Transocean Ltd. were sold to harvest tax losses.

From an asset class perspective, the Fund has 61% invested in large cap U.S. stocks, 13% in small cap U.S. stocks, 24% in international stocks and 2% in cash. Compared to the benchmark of 70% Russell 3000 and 30% MSCI EAFE, the Fund is 6% underweighted in international stocks, 1% underweighted in U.S. large cap stocks, and overweight 5% in U.S. small cap stocks. Within our International Strategy, the Fund maintains a small position in emerging market equities. Versus the benchmark, the Fund has an overweight in Information Technology and Industrials, and an underweight in the Consumer Discretionary, Materials, Utilities, and Telecommunication Services sectors. The investment strategy breakdown for the Fund at quarter end was: 45% Select Domestic Equity, 16% Select Income Equity, 13% Small Cap Equity, 24% International Equity, and a 2% cash position.

Thank you for investing in the Clear River Fund.

Abbot Downing Investment Advisors

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

Definition of Comparative Index

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Russell 2000 Index is composed of the 2000 smallest stocks in the Russell 3000 Index and is widely regarded in the industry as the premier measure of small-cap stock performance.

The Russell 3000 Index is composed of the 3,000 largest U.S. companies as measured by market capitalization and represents approximately 98% of the U.S. stock market.

The S&P 500 Index is a capitalization-weighted, composite index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Pacific Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in the Pacific region. The MSCI Pacific Index consists of the following 5 Developed Market countries: Australia, Hong Kong, Japan, New Zealand, and Singapore.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

The Wall Street Journal Dollar Index is a measure of the value of the U.S. dollar against seven other major currencies: euro, yen, sterling, Australian dollar, Swiss franc, Canadian dollar, and Swedish krona. The weighting in the index is based on the global foreign exchange trading volume of each currency pair.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.333.0246 or visit our website at www.clearriverfund.com. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

There are risks involved with investing, including loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility than do investments in larger companies.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015 (Unaudited)

TOP TEN HOLDINGS*

WisdomTree Japan Hedged Equity Fund	3.89%
Johnson & Johnson	2.92%
WisdomTree Europe Hedged Equity Fund	2.83%
Gilead Sciences	2.77%
Nestle ADR	2.42%
Chevron	2.39%
Berkshire Hathaway, Cl B	2.37%
Microsoft	2.35%
Amphenol, Cl A	2.32%
Capital One Financial	2.26%

*	Percentages are based on total investments. Short-term investments are not shown in the Top Ten Chart.

EQUITY ALLOCATION**

**	Percentages are based on total investments.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015 (Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 90.9%
	Shares	Value

CONSUMER DISCRETIONARY — 7.8%
Gentherm*	12,600	$463,428
GNC Holdings, Cl A	7,300	323,682
NIKE, Cl B	5,459	503,593
Nordstrom	9,059	690,296
Tupperware Brands	3,000	202,830
VF	6,670	462,698

		2,646,527

CONSUMER STAPLES — 10.8%
Colgate-Palmolive	6,900	465,888
Diageo ADR	3,500	413,455
Nestle ADR	10,779	824,701
PepsiCo	7,000	656,460
Reckitt Benckiser Group	7,100	602,076
Wal-Mart Stores	8,243	700,490

		3,663,070

ENERGY — 6.5%
Apache	6,383	399,384
Chevron	7,930	813,063
FMC Technologies*	7,200	269,856
Schlumberger	8,700	716,793

		2,199,096

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015 (Unaudited)

COMMON STOCK — continued

	Shares	Value

FINANCIALS — 16.6%
Aflac	11,059	$631,248
American Express	4,300	346,967
Berkshire Hathaway, Cl B*	5,600	805,896
BlackRock, Cl A	2,200	749,122
Capital One Financial	10,500	768,705
Goldman Sachs Group	2,529	436,025
HSBC Holdings ADR	13,478	616,214
JPMorgan Chase	8,559	465,438
PNC Financial Services Group	7,680	649,267
PRA Group*	3,400	168,368

		5,637,250

HEALTH CARE — 13.3%
Abbott Laboratories	8,800	393,888
Air Methods*	7,500	311,625
Baxter International	10,400	731,224
Gilead Sciences*	9,000	943,470
Johnson & Johnson	9,928	994,190
McKesson	2,100	446,565
Mednax*	4,300	291,927
Thermo Fisher Scientific	3,400	425,714

		4,538,603

INDUSTRIALS — 15.9%
3M	4,200	681,660
ABB ADR	30,742	588,402
Allison Transmission Holdings, Cl A	8,700	272,484
CSX	17,579	585,381
Graco	3,330	237,229
Illinois Tool Works	7,618	709,160
Komatsu	21,949	435,877
Orbital Sciences*	18,200	511,238
Precision Castparts	3,700	740,370
United Technologies	5,700	654,246

		5,416,047

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015 (Unaudited)

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — 19.4%
Accenture, Cl A	7,770	$652,913
Amphenol, Cl A	14,734	791,363
CSG Systems International	5,000	122,600
Global Payments	3,500	305,585
Google, Cl C*	1,270	678,840
MaxLinear, Cl A*	27,000	217,350
Microsoft	19,800	799,920
NeuStar, Cl A*	9,097	239,160
QUALCOMM	9,300	580,878
SAP ADR	8,996	587,979
Syntel*	8,300	358,975
Taiwan Semiconductor Manufacturing ADR	32,700	742,617
WEX*	2,700	248,535
Zebra Technologies, Cl A*	3,400	283,764

		6,610,479

MATERIALS — 0.6%
BHP Billiton ADR	4,186	193,937

TOTAL COMMON STOCK (Cost $18,470,827)		30,905,009

EXCHANGE TRADED FUNDS — 7.5%
iShares MSCI All Country Asia ex Japan ETF	4,400	272,404
WisdomTree Europe Hedged Equity Fund	16,000	964,480
WisdomTree Japan Hedged Equity Fund	26,931	1,325,544

TOTAL EXCHANGE TRADED FUNDS (Cost $2,183,953)		2,562,428

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015 (Unaudited)

CASH EQUIVALENT — 1.7%

	Shares	Value

BlackRock Liquidity Funds TempFund Portfolio —Institutional, 0.030% (A) (Cost $582,866)	582,866	$582,866

TOTAL INVESTMENTS — 100.1% (Cost $21,237,646)		$34,050,303

Percentages are based on Net Assets of $34,004,701.

* Non-income producing security.

(A) The rate shown is the 7-day effective yield as of January 31, 2015.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $21,237,646)	$34,050,303
Cash	3,424
Receivable for Fund Shares Sold	2,000
Receivable for Dividends and Interest	12,010
Prepaid Expenses	15,734

Total Assets	34,083,471

Liabilities:
Payable due to Investment Adviser	12,784
Payable for Fund Shares Redeemed	1,996
Payable due to Administrator	8,493
Payable due to Trustees	3,126
Chief Compliance Officer Fees Payable	2,565
Other Accrued Expenses	49,806

Total Liabilities	78,770

Net Assets	$34,004,701

NET ASSETS CONSISTS OF:
Paid-in-Capital	$20,012,514
Distributions in Excess of Net Investment Income	(112,135)
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	1,291,665
Net Unrealized Appreciation on Investments	12,812,657

Net Assets	$34,004,701

Shares Issued and Outstanding (unlimited authorization — no par value)	2,330,877
Net Asset Value, Offering and Redemption Price Per Share	$14.59

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
FOR THE SIX MONTHS ENDED
JANUARY 31, 2015 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$266,915
Less: Foreign Taxes Withheld	(872)

Total Investment Income	266,043

Expenses
Investment Advisory Fees	162,025
Administration Fees	50,410
Trustees’ Fees	4,767
Chief Compliance Officer Fees	3,862
Custodian Fees	3,812
Transfer Agent Fees	25,108
Legal Fees	15,592
Printing Fees	12,331
Audit Fees	10,959
Registration Fees	7,107
Insurance and Other Expenses	4,313

Total Expenses	300,286

Less: Investment Advisory Fees Waived (See Note 5)	(71,520)
Fees Paid Indirectly (See Note 4)	(24)

Net Expenses	228,742

Net Investment Income	37,301

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net Realized Gain on Investments	1,403,994
Distributions Received from Underlying Investment Companies	80,196
Net Realized Loss on Foreign Currency Transactions	(884)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,826,881)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(343,575)

Net Decrease in Net Assets from Operations	$(306,274)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
Operations:
Net Investment Income	$37,301	$452,471
Net Realized Gain on Investments and Foreign Currency Transactions	1,483,306	5,192,216
Net Change in Unrealized Depreciation on Investments	(1,826,881)	(466,375)

Net Decrease in Net Assets Resulting from Operations	(306,274)	5,178,312

Dividends and Distributions from:
Net Investment Income	(149,436)	(486,487)
Net Capital Gains	(3,706,961)	(5,028,944)

Total Dividends and Distributions	(3,856,397)	(5,515,431)

Captial Share Transactions:
Issued	269,487	2,013,454
Reinvestment of Distributions	1,176,184	1,660,915
Redemption Fees	—	103
Redeemed	(2,581,242)	(10,966,891)

Net Decrease in Net Assets from Capital Share Transactions	(1,135,571)	(7,292,419)

Total Decrease in Net Assets	(5,298,242)	(7,629,538)

Net assets:
Beginning of Period	39,302,943	46,932,481

End of Period (including (distributions in excess of)/undistributed net investment income of $(112,135) and $0, respectively)	$34,004,701	$39,302,943

Share Transactions:
Issued	17,410	123,732
Reinvestment of Distributions	76,735	104,784
Redeemed	(156,744)	(658,667)

Net Decrease in Shares Outstanding	(62,599)	(430,151)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Six Months Ended January 31, 2015 (unaudited)		Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Asset Value, Beginning of Period	$16.42		$16.62	$14.51	$15.37	$13.12	$12.37

Income from Operations:
Net Investment Income(1)	0.02		0.18	0.12	0.13	0.10	0.12
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions	(0.15)		1.79	2.95	(0.03)	2.29	0.73

Total from Operations	(0.13)		1.97	3.07	0.10	2.39	0.85

Redemption Fees(1)	—		— (2)	— (2)	— (2)	— (2)	—

Dividends and Distributions from:
Net Investment Income	(0.06)		(0.19)	(0.14)	(0.13)	(0.14)	(0.10)
Net Capital Gains	(1.64)		(1.98)	(0.82)	(0.83)	—	—

Total from Dividends and Distributions	(1.70)		(2.17)	(0.96)	(0.96)	(0.14)	(0.10)

Net Asset Value, End of Period	$14.59		$16.42	$16.62	$14.51	$15.37	$13.12

Total Return(3)	(1.26)%		12.48%	22.19%	1.19%	18.23%	6.87%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$34,005		$39,303	$46,932	$50,535	$63,590	$53,703
Ratio of Expenses to Average Net Assets (including waivers and reimbursements, excluding fees paid indirectly)(4)(5)	1.20	%*	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)(5)	1.58	%*	1.50%	1.44%	1.41%	1.33%	1.48%
Ratio of Net Investment Income to Average Net Assets(5)(6)	0.20	%*	1.06%	0.81%	0.88%	0.70%	0.92%
Portfolio Turnover Rate	5	%(7)	11%	19%	37%	56%	52%

(1)	Per share data calculated using average shares method for the year.
(2)	Amount represents less than $0.01 per share.
(3)

Total return would have been lower had certain expenses not been waived and/or assumed by the Adviser during the period noted. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)	The Ratio of Expenses to Average Net Assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(5)	Ratio does not include expenses of the underlying investment companies in which the Fund invests.
(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(7)	Portfolio turnover rate is for the period indicated and has not been annualized.
*	Annualized.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 funds. The financial statements herein are those of the Clear River Fund, a diversified Fund (the “Fund”). The investment objective of the Fund is long-term capital growth on a tax-efficient basis while providing moderate current income. The Fund utilizes a combination of four distinct and complementary investment strategies: International Equity 10%-40%; Marketable Alternatives 0%-20%; Small Cap Equity 5%-30%; and Select Domestic Equity/Select Income Equity 20%-75%. Each strategy contains a relatively small, focused group of securities selected by Abbot Downing Investment Advisors (the “Adviser”) based on its research and fundamental analysis of individual companies, specifically targeting those with clear competitive advantages, exceptional management and strong fundamentals. The financial statements of the remaining funds in the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers Investor Class Shares.

2.  Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted Accounting Principles (U.S. GAAP). Therefore the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015

the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2015, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices in markets which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015

• Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of January 31, 2015, all of the Fund’s investments were Level 1. There were no transfers between Level 1 and Level 2 during the period. Transfers, if any, between levels are considered to have occured as of the end of the period. For the six months, ended January 31, 2015, there were no Level 3 securities. For more details of the investment classification, reference the Schedule of Investments.

For the six months, ended January 31, 2015, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends and the current tax year, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are

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JANUARY 31, 2015

based on specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Any net realized capital gains are distributed to shareholders at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than 90 days. For the six months ended January 31, 2015, there were no redemption fees retained by the Fund.

3.  Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015

Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are not paid fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

Wells Fargo Bank, N.A., acts as custodian (the “Custodian”) for the Fund. Fees of the Custodian are paid on the basis of net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

4.  Administration, Distribution and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended January 31, 2015, the Fund was charged $50,410 for this service.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits that can be used to offset transfer agent expenses. During the six months ended January 31, 2015, the Fund earned credits of $24 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

5.  Investment Advisory Agreement:

Abbot Downing Investment Advisors, a wholly owned subsidiary of the Custodian, serves as the investment adviser to the Fund. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to limit the total expenses of the Investor Class Shares of the Fund (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) to 1.20% of the Fund’s average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
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its advisory fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its contractual expense limitation until November 29, 2015. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.20% to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. As of January 31, 2015, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $118,442, expiring in 2016, $130,495, expiring in 2017, and $130,833 expiring in 2018.

6.  Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $1,692,379 and $6,577,832, respectively, for the six months ended January 31, 2015. There were no purchases or sales of long-term U.S. Government securities by the Fund.

7.  Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions for the Fund declared during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$452,299	$5,063,132	$5,515,431
2013	401,273	2,700,739	3,102,012

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
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As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$3,706,610
Unrealized Appreciation	14,448,251
Other Temporary Differences	(3)

Total Distributable Earnings	$18,154,858

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at January 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$21,237,646	$13,178,222	$(365,565)	$12,812,657

8.  Credit Risk:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements are dependent on future claims that may be made against the Fund and, therefore, cannot be established. However, based on experience, the risk of loss from such claims is considered remote. The Fund may invest in Exchange Traded Funds (“ETF”). An ETF is a pooled investment vehicle, such as a registered investment company or a grantor trust, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended. These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the

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market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

9.  Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required for the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund, and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from August 1, 2014 through January 31, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The column labeled “Expenses Paid During Period” shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information in conjuction with the actual amount you invested in the Fund to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by matching the hypothetical result for your Fund in the “Expenses Paid During Period” column against those that appear in the same charts in the shareholder reports for other mutual funds.

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Note: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/14	Ending Account Value 01/31/2015	Annualized Expense Ratios	Expense Paid During Period*
Actual Portfolio Return	$1,000.00	$987.40	1.20%	$6.01
Hypothetical 5% Return	1,000.00	1,019.16	1.20	6.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2015

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 12, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees

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received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the

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Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees considered reasons for the underperformance of the Fund relative to its benchmark and peer group. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely

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identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Clear River Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-333-0246

www.clearriverfund.com

Adviser:

Abbot Downing Investment Advisors

90 South Seventh Street

Suite 5100

Minneapolis, MN 55402

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

LHI-SA-001-0600

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 8, 2015

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: April 8, 2015